                                                          EXHIBIT 10.1
                           FOURTH AMENDMENT TO LEASE
                           -------------------------
                         (VON KARMAN CORPORATE CENTER)

     THIS FOURTH AMENDMENT TO LEASE ("Fourth Amendment") is made and entered into as of the 29th day of July, 1998, by and between ARDEN REALTY FINANCE IV, L.L.C., a Delaware limited liability company ("Landlord") and INTERPLAY ENTERTAINMENT CORP., a Delaware corporation, as successor-in-interest to Interplay Productions ("Tenant").

                               R E C I T A L S :
                               ----------------

     A. AETNA LIFE INSURANCE COMPANY OF ILLINOIS, an Illinois corporation ("Original Landlord") and INTERPLAY PRODUCTIONS, a California corporation ("Interplay Productions") entered into that certain Office Building Lease dated as of September 8, 1995 (the "Original Lease") as amended by that certain First Amendment to Lease dated as of December 1, 1995 by and between Original Landlord and Interplay Productions ("First Amendment"), that certain Second Amendment to Lease dated as of January 5, 1996 by and between Original Landlord and Interplay Productions ("Second Amendment") and that certain Third Amendment to Lease dated as of June 30, 1997 by and between THE STANDARD FIRE INSURANCE COMPANY, a Connecticut corporation, as successor to Original Landlord ("Standard Fire") and Interplay Productions whereby Original Landlord and Standard Fire leased to Interplay Productions and Interplay Productions leased from Original Landlord and Standard Fire certain office space located in those certain buildings located and addressed at 16845 Von Karman Avenue ("Building Three"), 16815 Von Karman Avenue ("Building Four") and 16795 Von Karman Avenue ("Building Five") in Irvine, California (collectively, the "Buildings"). The Original Lease, as amended by the First Amendment, the Second Amendment and the Third Amendment may be referred to herein as the "Lease." Landlord is the successor-in-interest to Standard Fire and Tenant is the successor-in-interest to Interplay Productions.

     B. By this Fourth Amendment, Landlord and Tenant desire to relocate portions of the Existing Premises and to otherwise modify the Lease as provided herein.

     C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Original Lease.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              A G R E E M E N T :
                              ------------------

     1.   The Existing Premises.  Landlord and Tenant hereby agree that pursuant
          ---------------------
to the Lease, Landlord currently leases to Tenant and Tenant currently leases from Landlord (i) that certain space on the second (2nd) floor of Building Three containing 23,456 rentable square feet as outlined on Exhibit "A" to the Second Amendment (the "Building Three Space"), (ii) all of Building Four consisting of 50,379 rentable square feet (the "Building Four Space") and (iii) the entire second (2nd) floor of Building Five consisting of 27,490 rentable square feet as shown on Exhibit "A-II" to the Original Lease (the "Building Five Space"), for a total of 101,325 rentable square feet (collectively, the "Existing Premises").

     2.   Phase 1 Relocation.  That certain portion of the Building Three Space
          ------------------
consisting of a total of approximately 11,977 rentable square feet as shown on the floor plan attached hereto as Exhibit "A-1" may be referred to herein as the "Phase 1 Surrender Space." That certain portion of the Building Four Space located on the ground floor of Building Four and consisting of 8,275 rentable square feet as outlined on Exhibit "A-2" may be referred to herein as the "Building

                                                              Initials:
                                                                        --------
                                                                        --------

Four Improvement Space." Tenant shall construct improvements within the Building Four Improvement Space pursuant to the Tenant Work Letter attached hereto as Exhibit "B" and made a part hereof. Tenant agrees to vacate the Phase 1 Surrender Space and to surrender possession of the Phase 1 Surrender Space to Landlord in accordance with Section 11(a) of the Original Lease on or before the date ("Phase 1 Surrender Date") which is the earlier of (i) Substantial Completion of the Improvements in the Building Four Improvement Space, or (ii) September 30, 1998. Upon the Phase 1 Surrender Date, Tenant shall have no further rights to occupy the Phase 1 Surrender Space and the Lease shall terminate as to the Phase 1 Surrender Space upon the Phase 1 Surrender Date, except that Tenant's obligation to pay Monthly Base Rent and Operating Expense payments for the Phase 1 Surrender Space shall continue beyond the Phase 1 Surrender Date until December 31, 1998. Tenant acknowledges that from and after the Phase 1 Surrender Date, Landlord shall be entitled to market the Phase 1 Surrender Space to a third party and that Tenant shall not be entitled to share in any rental proceeds received by Landlord in connection with the leasing of such space, nor shall Tenant be required to share in any expenses of obtaining such third party tenant(s).

     3.   Phase 2 Relocation.  That certain space on the ground floor of
          ------------------
Building Five consisting of approximately 8,000 rentable square feet (the exact number of rentable square feet to be determined in good faith by Landlord and Tenant in accordance with the Standard Method for Measuring Floor Area in Office Buildings ANSI/BOMA Z65.1-1996, and which may be increased upon request of Tenant prior to the existing tenant's vacation of such space) consisting of the portion of Suite 100 of Building Five as such portion is reasonably designated by Landlord and reasonably approved by Tenant on or before the date the existing tenant vacates such space, with such designation to be made in a manner which maintains the remaining portion of Suite 100 in a reasonably leasable condition, may be referred to herein as the "Expansion Space." Upon the date the existing tenant of the Expansion Space vacates such space, Tenant shall renovate the Improvements therein pursuant to the Tenant Work Letter attached hereto as Exhibit "B." Upon the date ("Phase 2 Effective Date") which is the earlier of
(i) the date Tenant commences business operations from the Expansion Space, or
(ii) the date which is sixty (60) days after the date that the existing tenant vacates the Expansion Space (which sixty (60) day period shall be subject to extension pursuant to Section 5.2 of Exhibit "B" for any Landlord Delays), Tenant shall lease from Landlord and Landlord shall lease to Tenant the Expansion Space and Tenant shall vacate and surrender the remaining Building Three Space to Landlord in accordance with Section 11(a) of the Original Lease and the Lease shall terminate as to the remaining Building Three Space. Accordingly, effective upon the later of (1) January 1, 1999, or (2) the Phase 2 Effective Date, the Existing Premises shall be modified to consist of the Building Four Space, the Building Five Space, and the Expansion Space for a total of approximately 85,869 rentable square feet (subject to adjustment upon determination of the exact number of rentable square feet of the Expansion Space, and which total space may be collectively referred to herein as the "New Premises"). If Tenant fails to vacate the Phase 1 Surrender Space on or before the Phase 1 Surrender Date, or if Tenant fails to vacate the remaining Building Three Space on or before the Phase 2 Effective Date, the provisions of Section 11(b) of the Original Lease shall apply to the space which is the subject of such holdover at Landlord's sole discretion.

     4.   Rent.
          ----

          4.1  Monthly Base Rent.  Subject to the last sentence of this Section
               -----------------
4.1 below, Tenant's obligation to pay Monthly Base Rent shall remain unchanged until the Phase 2 Effective Date. However, effective as of the Phase 2 Effective Date, Monthly Base Rent for the New Premises shall be as follow:

                                                                       Monthly Base Rent Per
             Period                     Monthly Base Rent*              Rentable Square Foot
             ------                     ------------------              --------------------
   Phase 2 Effective Date -                  $111,629.70                        $1.30
           6/14/2001

   6/15/2001 - 12/14/2003                    $115,923.15                        $1.35

   12/15/2003 - 6/14/2006                    $128,803.50                        $1.50

                                                              Initials:
                                                                        --------
                                                                        --------

*Subject to adjustment upon determination of the exact number of rentable square feet of the Expansion Space.

          Notwithstanding the foregoing provisions of this Section 4.1, Landlord and Tenant acknowledge that the foregoing chart assumes that the Phase 2 Effective Date shall occur on January 1, 1999. If, however, (i) the Phase 2 Effective Date occurs prior to January 1, 1999, then in addition to the Monthly Base Rent specified in this chart above, during the period from the Phase 2 Effective Date through and including December 31, 1998, Monthly Base Rent shall be increased by Fifteen Thousand Five Hundred Seventy and 10/100 Dollars ($15,570.10) per month (i.e., $1.30 per rentable square foot of the Phase 1 Surrender Space) and (ii) the Phase 2 Effective Date occurs after January 1, 1999, then Monthly Base Rent payable by Tenant from January 1, 1999 through and including the day immediately preceding the Phase 2 Effective Date shall be reduced by Fifteen Thousand Five Hundred Seventy and 10/100 Dollars ($15,570.10) per month.

          4.2  Additional Monthly Base Rent.  In addition to the then Monthly
               ----------------------------
Base Rent payable by Tenant pursuant to Section 4.1 above, (i) effective as of the first day of the calendar month after Landlord has notified Tenant that Landlord has funded fifty percent (50%) of the Building Four Allowance, and continuing for a total of sixty (60) consecutive calendar months, Monthly Base Rent shall be increased by the amount calculated to fully amortize the Building Four Allowance utilized by Tenant over said sixty (60) month period, based upon equal monthly payments of principal and interest, with interest imputed on the outstanding principal balance at the rate of twelve percent (12%) per annum, and
(ii) effective as of the first day of the calendar month after Landlord has notified Tenant that Landlord has funded fifty percent (50%) of the Expansion Space Allowance, and continuing for a total of sixty (60) consecutive calendar months, Monthly Base Rent shall increase by the amount calculated to fully amortize the Expansion Space Allowance utilized by Tenant over said sixty (60) month period, based upon equal monthly payments of principal and interest, with interest imputed on the outstanding principal balance at the rate of twelve percent (12%) per annum.

     5.  Tenant's Percentage Share and Base Year.  Notwithstanding anything to
         ---------------------------------------
the contrary in the Lease, effective upon the Phase 2 Effective Date, Tenant's Percentage shall be reduced to nineteen point zero two percent (19.02%), subject to adjustment upon determination of the exact number of rentable square feet of the Expansion Space. The Base Year shall remain the calendar year 1996 throughout the Term of Tenant's Lease (as amended by this Fourth Amendment).

     6.  Tenant Improvements.  Tenant Improvements in the Building Four
         -------------------
Improvement Space and in the Expansion Space shall be installed and constructed in accordance with the terms of the Tenant Work Letter attached hereto as Exhibit "B" and made a part hereof.

     7.  Parking.  Effective as of the Phase 2 Effective Date and continuing
         -------
throughout the Term of Tenant's Lease (as amended by this Fourth Amendment) the number of unreserved parking passes which Tenant is entitled to use shall be reduced to three hundred forty-three (343), which number shall be adjusted upon determination of the exact number of rentable square feet of the Expansion Space so that the total number of unreserved parking passes to which Tenant is entitled shall be four (4) per 1,000 rentable square feet of the New Premises. Tenant's use of such parking passes shall be in accordance with, and subject to, all provisions of Section 32 of the Original Lease and the Rules and Regulations regarding parking contained in Exhibit "H" to the Original Lease.

     8.  Expansion Rights.  Sections 2(e), 2(g), 3(b)(ii), 3(b)(iii), and
         ----------------
3(b)(iv) of the Original Lease are hereby deleted and shall be of no force or effect. In lieu thereof, Landlord hereby grants to Tenant a right of first offer with respect to all of Building Three, the remaining space in Building Five and all of that certain building located and addressed at 16775 Von Karman Avenue ("Building Six") (collectively, the "First Offer Space"). Notwithstanding the foregoing (i) such first offer right of Tenant shall commence only following the expiration or earlier termination of any then existing lease pertaining to the First Offer Space (collectively, the "Superior Leases"), including any renewal or extension of such existing lease, whether or not such renewal or extension is pursuant to an express written provision in such lease, and regardless of whether any such renewal or extension is consummated pursuant to a lease amendment or a new lease, and (ii) such first offer right shall be subordinate and secondary to all rights of

                                                              Initials:
                                                                        --------
                                                                        --------
expansion, first refusal, first offer or similar rights granted as of the date of this Fourth Amendment to I T with respect to Suite 150 in Building 6 (the rights described in items (i) and (ii), above to be known collectively as "Superior Rights"). Tenant's right of first offer shall be on the terms and conditions set forth in this Section 8.

          8.1  Procedure for Offer.  With respect to First Offer Space which is
               -------------------
occupied, Landlord shall notify Tenant (the "First Offer Notice") from time to time when Landlord determines that Landlord shall commence the marketing of any First Offer Space because such space shall become available for lease to third parties, where no holder of a Superior Right desires to lease such space. With respect to First Offer Space which is vacant, Landlord shall deliver the First Offer Notice to Tenant when Landlord receives a proposal or request for proposal for such space which Landlord would seriously consider. In either case, the First Offer Notice shall describe the space so offered to Tenant and shall set forth Landlord's proposed economic terms and conditions applicable to Tenant's lease of such space (collectively, the "Economic Terms") including, without limitation, monthly base rent, any contribution by Landlord to the cost of renovation of leasehold improvements and the term of Tenant's lease of such space. Landlord's determination of the Economic Terms shall be based upon the then-current market rate for similarly situated space in Irvine, California. Notwithstanding the foregoing, Landlord's obligation to deliver the First Offer Notice shall not apply after June 14, 2005 unless Tenant has extended the term of the Lease (as amended by this Fourth Amendment) pursuant to Section 3(c) of the Original Lease (as modified by Section 9 below).

          8.2  Procedure for Acceptance.  If Tenant wishes to exercise Tenant's
               ------------------------
right of first offer with respect to the space described in the First Offer Notice, then within five (5) business days after delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first offer with respect to the entire space described in the First Offer Notice. If concurrently with Tenant's exercise of the first offer right, Tenant notifies Landlord that it does not accept the Economic Terms set forth in the First Offer Notice, Landlord and Tenant shall, for a period of fifteen (15) days after Tenant's exercise, negotiate in good faith to reach agreement as to such Economic Terms. If Tenant does not so notify Landlord that it does not accept the Economic Terms set forth in the First Offer Notice concurrently with Tenant's exercise of the first offer right, the Economic Terms shall be as set forth in the First Offer Notice. In addition, if Tenant does not exercise its right of first offer within the five (5) business day period, or, if Tenant exercises its first offer right but timely objects to Landlord's determination of the Economic Terms and if Landlord and Tenant are unable to reach agreement on such Economic Terms within said fifteen (15) day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires ; provided, however, that if Landlord intends to enter into a lease upon Economic Terms which are more favorable to a third (3rd) party tenant than those Economic Terms proposed by Landlord in the First Offer Notice, Landlord shall first deliver written notice to Tenant ("Second Chance Notice") providing Tenant with the opportunity to lease the First Offer Space on such more favorable Economic Terms. Tenant's failure to elect to lease the First Offer Space upon such more favorable Economic Terms by written notice to Landlord within three (3) business days after Tenant's receipt of such Second Chance Notice from Landlord shall be deemed to constitute Tenant's election not to lease such space upon such more favorable Economic Terms, in which case Landlord shall be entitled to lease such space to any third (3rd) party on terms no more favorable to the third (3rd) party than those set forth in the Second Chance Notice. If Landlord leases any First Offer Space to a third (3rd) party tenant (subject to the terms and conditions of this Article 8 above), and if such third party lease terminates or expires during the period that Tenant's right of first offer remains in effect (as specified in the last sentence of Section 8.1 above), the process described in this Article 8 shall repeat. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

          8.3  Lease of First Offer Space.  If Tenant timely exercises Tenant's
               --------------------------
right to lease the First Offer Space as set forth herein, Landlord and Tenant shall execute an amendment adding such First Offer Space to the Lease upon the same non-economic terms and conditions as applicable to the New Premises, and the economic terms and conditions as provided in this

                                                              Initials:
                                                                        --------
                                                                        --------

Section 8. Tenant shall commence payment of rent for the First Offer Space and the Lease Term of the First Offer Space shall commence upon the date of delivery of such space to Tenant.

          8.4  No Defaults.  The rights contained in this Section 8 shall be
               -----------
personal to the Tenant named in the first grammatical paragraph of this Fourth Amendment ("Referenced Tenant"), and may only be exercised by the Referenced Tenant or any "Affiliated Assignee" (and not any other assignee, sublessee or other transferee). The term "Affiliated Assignee" shall mean any assignee of Tenant's entire interest in the Lease (as amended by this Fourth Amendment) where such assignment is a "Permitted Transfer" (as that term is defined in Section 24(c) of the Original Lease). Tenant shall not have the right to lease First Offer Space as provided in this Section 8 if, as of the date of the First Offer Notice, or, at Landlord's option, as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under the Lease (as amended by this Fourth Amendment).

     9.   Extension Option.  Tenant shall be entitled to extend the term of the
          ----------------
Lease (as amended by this Fourth Amendment) for a period of five (5) years in accordance with, and subject to the terms and conditions of Section 3(c) of the Original Lease; provided, however, the words "and specifying the length of the extension" shall be deleted from the end of the second (2nd) sentence of Section 3(c) of the Original Lease.

     10.  Notice of Lease Term Dates.  Landlord may deliver to Tenant a
          --------------------------
commencement letter in a form substantially similar to that attached hereto as Exhibit "C" and made a part hereof at any time after the Phase 2 Effective Date. Tenant agrees to execute and return to Landlord said commencement letter within five (5) days after Tenant's receipt thereof.

     11.  Brokers.  Each party represents and warrants to the other that no
          -------
broker, agent or finder negotiated or was instrumental in negotiating or consummating this Fourth Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder's fee by any entity who claims or alleges that they were retained or engaged by the first party or at the request of such party in connection with this Fourth Amendment.

     12.  Defaults.  Tenant hereby represents and warrants to Landlord that, as
          --------
of the date of this Fourth Amendment, Tenant is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

     13.  Signing Authority.  Concurrently with Tenant's execution of this
          -----------------
Fourth Amendment, Tenant shall provide to Landlord a copy of a resolution of the Board of Directors of Tenant authorizing the execution of this Fourth Amendment on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation and shall be in the form of Exhibit "D" or in some other form reasonably acceptable to Landlord.

     14.  Assignment and Subletting.  The parties hereby agree that Section
          -------------------------
24(b) of the Original Lease shall not apply so long as Tenant is a publicly-held corporation.

     15.  No Further Modification.  Except as set forth in this Fourth
          -----------------------
Amendment, all of the terms and provisions of the Lease shall apply and shall remain unmodified and in full force and effect and all references to the "Lease" shall refer to the Lease as amended by this Fourth Amendment.

                                                              Initials:
                                                                        --------
                                                                        --------

     IN WITNESS WHEREOF, this Fourth Amendment has been executed as of the day and year first above written.

                                     "Landlord":

                                     ARDEN REALTY FINANCE IV, L.L.C.,
                                     a Delaware limited liability company

                                     By: /s/ VICTOR J. COLEMAN
                                         ------------------------------------
                                         Victor J. Coleman
                                         Its:  President and COO

                                     By:
                                         ------------------------------------
                                     Its:
                                         ------------------------------------

                                     "Tenant":

                                     INTERPLAY ENTERTAINMENT CORPORATION,
                                     a Delaware corporation

                                     By: /s/ CHRIS KILPATRICK
                                         ------------------------------------
                                     Print Name: Chris Kilpatrick
                                                -----------------------------
                                           Its: President
                                                -----------------------------
                                     By: /s/ JAMES C. WILSON
                                         ------------------------------------
                                     Print Name: James C. Wilson
                                                -----------------------------
                                           Its: Chief Financial Officer
                                                -----------------------------

                                                              Initials:
                                                                        --------
                                                                        --------

                                 EXHIBIT "A-1"
                                 -------------

                       OUTLINE OF PHASE 1 SURRENDER SPACE
                       ----------------------------------


                         [DIAGRAM OF SURRENDER SPACE]


                            EXHIBIT "A-1" - Page 1

                                                              Initials:
                                                                        --------
                                                                        --------

                                 EXHIBIT "A-2"
                                 -------------

                   OUTLINE OF BUILDING FOUR IMPROVEMENT SPACE
                   ------------------------------------------


                 [DIAGRAM OF BUILDING FOUR IMPROVEMENT SPACE]



                             EXHIBIT "A-2" - Page 1
                                                             Initials: _________
                                                                       _________

                                  EXHIBIT "B"
                                  -----------

                               TENANT WORK LETTER
                               ------------------

     This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Building Four Improvement Space and the Expansion Space. The Building Four Improvement Space and the Expansion Space may be collectively referred to herein as the "Improvement Space." This Tenant Work Letter is essentially organized chronologically and addresses the issues of the renovation of the Improvement Space, in sequence, as such issues will arise.


                                   SECTION 1
                                   ---------

            LANDLORD'S INITIAL CONSTRUCTION IN THE IMPROVEMENT SPACE
            --------------------------------------------------------

     Landlord has constructed, at its sole cost and expense, the base, shell and core (i) of the Improvement Space, and (ii) of the floor of the Building on which the Improvement Space is located (collectively, the "Base, Shell and Core"). Tenant has inspected and hereby approves the condition of the Base, Shell and Core and the Improvement Space, and agrees that the Base, Shell and Core and the Improvement Space shall be delivered to Tenant in their current "as-is" condition. The improvements to be renovated in the Improvement Space shall be designed and constructed pursuant to this Tenant Work Letter.


                                   SECTION 2
                                   ---------

                                 IMPROVEMENTS
                                 ------------

     2.1   Improvement Allowance.  Tenant shall be entitled to a one-time
           ---------------------
improvement allowance (the "Improvement Allowance ") in the amount of Fifteen Dollars ($15.00) per rentable square foot of the Building Four Improvement Space (the "Building Four Allowance") and Ten Dollars ($10.00) per rentable square foot of the Expansion Space (the "Expansion Space Allowance") for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the applicable Improvement Space (the "Improvements"). In no event shall Tenant be entitled to utilize any portion of the Building Four Allowance for the improvement of any space other than the Building Four Improvement Space and in no event shall Tenant be entitled to utilize any portion of the Expansion Space Allowance for the improvement of any space other than the Expansion Space. In addition, in no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Improvement Allowance and in no event shall Tenant be entitled to any credit for any unused portion of the Improvement Allowance not used by Tenant by the date which is three (3) months after the Phase 2 Effective Date.

     2.2   Disbursement of the Improvement Allowance.  Except as otherwise set
           -----------------------------------------
forth in this Tenant Work Letter, the Improvement Allowance shall be disbursed by Landlord pursuant to this Section 2.2 for costs related to the construction of the Improvements and for the following items and costs (collectively, the "Improvement Allowance Items "): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter; (ii) the cost of permits, construction supervision fees; (iii) the cost of any changes in the Base, Shell and Core required by the Construction Drawings; and (iv) the cost of any changes to the Construction Drawings or Improvements required by applicable building codes (the "Code"). During the construction of the Improvements, Landlord shall make monthly disbursements of the Improvement Allowance for Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

                              EXHIBIT "B" - Page 1
                                                             Initials: _________
                                                                       _________

          2.2.1  Monthly Disbursements.  On or before the first day of each
                 ---------------------
calendar month, during the construction of the Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Improvements in the applicable Improvement Space, detailing the portion of the work completed and the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.2 of this Tenant Work Letter, for labor rendered and materials delivered to the applicable Improvement Space; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. Within thirty (30) days thereafter, Landlord shall deliver a check to Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Approved Working Drawings," as that term is defined in Section 3.4 below, or due to any substandard work. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

          2.2.2. Final Retention.  Subject to the provisions of this Tenant
                 ---------------
Work Letter, a check for the Final Retention payable to Tenant shall be delivered by Landlord to Tenant following the completion of construction of the applicable Improvement Space, within thirty (30) days after (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or
Section 3262(d)(4), and (ii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Improvements in the applicable Improvement Space has been substantially completed. However, if Landlord determines that substandard work exists which adversely effects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building, Landlord shall be entitled to withhold the Final Retention until the Contractor corrects such items to Landlord's reasonable satisfaction.

          2.2.3  Other Terms.  Landlord shall only be obligated to make
                 -----------
disbursements from the Improvement Allowance to the extent costs are incurred by Tenant for Improvement Allowance Items. All Improvement Allowance Items for which the Improvement Allowance has been made available shall be deemed Landlord's property.

     2.3  Standard Tenant Improvement Package.  Landlord has established
          -----------------------------------
specifications (the "Specifications ") for the Building standard components to be used in the construction of the Improvements in the Improvement Space (collectively, the "Standard Improvement Package"), which Specifications are available upon request. The quality of Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Improvements to comply with certain Specifications.

                                   SECTION 3
                                   ---------

                             CONSTRUCTION DRAWINGS
                             ---------------------

     3.1  Selection of Architect/Construction Drawings.  The procedures
          --------------------------------------------
described in this Section 3 and in Section 4 below shall apply separately with respect to the improvement of the Building Four Improvement Space and the Expansion Space (i.e., separate Construction Drawings shall be prepared for each such space). Tenant shall retain an architect/space planner designated by Tenant and reasonably approved by Landlord (the "Architect ") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall also retain the engineering consultants designated by Tenant and reasonably approved by Landlord (the

                              EXHIBIT "B" - Page 2
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                                                                       _________

"Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC and lifesafety work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications as reasonably determined by Landlord, and shall be subject to Landlord's reasonable approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

     3.2  Final Space Plan.  Tenant and the Architect shall prepare the final
          ----------------
space plan for Improvements in the applicable Improvement Space (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval, which approval shall not be unreasonably withheld or delayed. Landlord shall approve or disapprove any draft of the Final Space Plan within five (5) business days after Landlord receipt thereof.

     3.3  Final Working Drawings.  Tenant, the Architect and the Engineers shall
          ----------------------
complete the architectural and engineering drawings for the applicable Improvement Space, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval, which approval shall not be unreasonably withheld or delayed. Landlord shall approve or disapprove any draft of the Final Working Drawings within five (5) business days after Landlord receipt thereof.

     3.4  Permits.  The Final Working Drawings shall be approved by Landlord
          -------
(the "Approved Working Drawings") prior to the commencement of the construction of the Improvements. Tenant shall cause the Architect to immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Improvements (the "Permits"). No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

     3.5  Time Deadlines.  Tenant shall use commercially reasonable efforts and
          --------------
good faith due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits as soon as commercially practicable after the execution of the Fourth Amendment, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same.

                                   SECTION 4
                                   ---------

                        CONSTRUCTION OF THE IMPROVEMENTS
                        --------------------------------

     4.1  Contractor.  The contractor which shall construct the Improvements
          ----------
shall be a contractor designated by Tenant and approved by Landlord, such approval not to be unreasonably withheld or delayed. The contractor selected may be referred to herein as the "Contractor".

     4.2  Tenant's Agents.  All subcontractors, laborers, materialmen, and
          ---------------
suppliers used by the Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which

                              EXHIBIT "B" - Page 3
                                                             Initials: _________
                                                                       _________
approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of the Tenant's proposed subcontractors, laborers, materialmen or suppliers, the Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval. Notwithstanding the foregoing, the Tenant shall be required to utilize subcontractors approved by Landlord for any mechanical, electrical, plumbing, life-safety, sprinkler, structural and air-balancing work.

     4.3  Construction of Improvements by Contractor.
          ------------------------------------------

          Tenant shall independently retain, in accordance with Section 4.1 above, the Contractor to construct the Improvements in accordance with the Approved Working Drawings. Should the cost related to the construction of the Improvements and the Improvement Allowance Items exceed the Building Four Allowance or the Expansion Space Allowance (as applicable) Tenant shall be responsible for such excess.

     4.4  Indemnification & Insurance.
          ---------------------------

          4.4.1  Indemnity.  Tenant's indemnity of Landlord as set forth in
                 ---------
Section 18.5 of the Original Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents.

          4.4.2  Requirements of Tenant's Agents.  Each of Tenant's Agents shall
                 -------------------------------
guarantee to Tenant and for the benefit of Landlord that the portion of the Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. All such warranties or guarantees as to materials or workmanship of or with respect to the Improvements shall be contained in the contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

          4.4.3  Insurance Requirements.
                 ----------------------

                 4.4.3.1  General Coverages.  All of Tenant's Agents shall carry
                          -----------------
worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 19 of the Original Lease.

                 4.4.3.2  Special Coverages.  Tenant shall carry "Builder's All
                          -----------------
Risk" insurance in an amount approved by Landlord covering the construction of the Improvements, and such other insurance as Landlord may reasonably require. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord.

          4.4.3.3  General Terms.  Certificates for all insurance carried
                   -------------
pursuant to this Section 4.4.3.3 shall be delivered to Landlord before the commencement of construction of the Improvements and before the Contractor's equipment is moved onto the site. In the event that the Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense.


                                   SECTION 5
                                   ---------

                         COMPLETION OF THE IMPROVEMENTS
                         ------------------------------

     5.1  Substantial Completion.  For purposes of this Fourth Amendment,
          ----------------------
"Substantial Completion" of the Improvements in an Improvement Space shall occur upon the completion of construction of the Improvements in the applicable Improvement Space pursuant to the Approved Working Drawings, with the exception of any punch list items.

     5.2  Landlord Delays.  The sixty (60) day period specified in Section 3(ii)
          ---------------
of the Fourth Amendment shall be extended by one (1) day for each day that Tenant is delayed in the

                              EXHIBIT "B" - Page 4
                                                             Initials: _________
                                                                       _________

Substantial Completion of the Improvements in the Expansion Space as the result of a "Landlord Delay." The term "Landlord Delay" shall mean an actual delay in the Substantial Completion of the Improvements in the Expansion Space which is caused by (i) the failure of Landlord to provide authorizations or approvals within the time periods set forth in this Tenant Work Letter, (ii) the failure by Landlord to pay the Expansion Space Allowance within the time periods specified in this Tenant Work Letter, or (iii) Landlord's failure to provide Tenant with possession of the Expansion Space for the purpose of constructing the Improvements therein after the Final Working Drawings have been approved by Landlord and Tenant has received all necessary governmental permits and approvals. Notwithstanding anything to the contrary contained herein, no Landlord Delay shall be deemed to have occurred until and unless Tenant has given Landlord written notice that an act or omission on the part of Landlord is about to occur or has occurred which will cause a delay in the Substantial Completion of the Improvements in the Expansion Space and Landlord has failed to cure such delay within one (1) business day after Landlord's receipt of such notice, in which case the number of days of delay after such notice shall be deemed a Landlord Delay to the extent such delay actually delays the Substantial Completion of the Improvements in the Expansion Space.

                                   SECTION 6
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     6.1  Tenant's Representative.  Tenant has designated Steven "Chuck" Camps
          -----------------------
as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2  Landlord's Representative.  Prior to commencement of construction of
          -------------------------
Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3  Time of the Essence in This Tenant Work Letter.  Unless otherwise
          ----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days.

     6.4  Construction During Term.  Tenant acknowledges that construction of
          ------------------------
the Improvements in the Building Four Improvement Space shall be conducted during the Term of Tenant's lease of such space and that Tenant shall not be entitled to any abatement of rent nor shall Tenant be deemed to be constructively evicted from such space as a result of such construction or as a result of any inconveniences associated with such construction.

                              EXHIBIT "B" - Page 5
                                                             Initials: _________
                                                                       _________

                                  EXHIBIT "C"
                                  -----------

                           NOTICE OF LEASE TERM DATES
                           --------------------------

TO:  ______________________________________        DATE:  ________________, 199_
     ______________________________________
     ______________________________________
     Attention: ___________________________

RE: Fourth Amendment dated ________________, 1998 between ARDEN REALTY FINANCE IV, L.L.C., a Delaware limited liability company ("Landlord"), and INTERPLAY ENTERTAINMENT CORP., a Delaware corporation ("Tenant"), concerning Suite ____ (the "Expansion Space"), located at 16795 Von Karman Avenue, Irvine, California.

Dear Mr. [or Ms.] ____________:

     In accordance with the Fourth Amendment, Landlord wishes to advise and/or confirm the following:

          1. That the Tenant is in possession of the Expansion Space and acknowledges that under the provisions of the Fourth Amendment, the Phase 2 Effective Date has occurred as of ________________, 199_ and Tenant's lease of such space shall expire on June 14, 2006.

          2. The exact number of rentable square feet within the Expansion Space is _________ square feet.

          3. Tenant's Percentage, as adjusted based upon the number of rentable square feet within the Expansion Space, is _______%.

AGREED AND ACCEPTED:

TENANT:

INTERPLAY ENTERTAINMENT CORP.,
a Delaware corporation

By:  ______________________________________

Print Name: _______________________________

     Its: _________________________________

By:  ______________________________________

Print Name: _______________________________

     Its: _________________________________


                              EXHIBIT "C" - Page 1
                                                             Initials: _________
                                                                       _________

                                  EXHIBIT "D"
                                  -----------

                               CERTIFIED COPY OF
                         BOARD OF DIRECTORS RESOLUTIONS
                                       OF
                         INTERPLAY ENTERTAINMENT CORP.
                         -----------------------------

     The undersigned, being the duly elected Corporate Secretary of Interplay Entertainment Corp., a Delaware corporation ("Corporation"), hereby certifies that the following is a true, full and correct copy of the resolutions adopted by the Corporation by unanimous written consent in lieu of a special meeting of its Board of Directors, and that said resolutions have not been amended or revoked as of the date hereof.

     RESOLVED, that the Corporation, is hereby authorized to execute, deliver and fully perform that certain document entitled Fourth Amendment to Lease ("Amendment") by and between the Corporation and Arden Realty Finance IV, L.L.C., a Delaware limited liability company, for the lease of space at Von Karman Corporate Center, Irvine, California.

     RESOLVED FURTHER, that the Corporation is hereby authorized and directed to make, execute and deliver any and all, consents, certificates, documents, instruments, amendments, confirmations, guarantees, papers or writings as may be required in connection with or in furtherance of the Amendment (collectively with the Amendment, the "Documents") or any transactions described therein, and to do any and all other acts necessary or desirable to effectuate the foregoing resolution.

     RESOLVED FURTHER, that the following officers acting together:
_______________ as _____________ and ____________ as _______________ are
authorized to execute and deliver the Documents on behalf of the Corporation, together with any other documents and/or instruments evidencing or ancillary to the Documents, and in such forms and on such terms as such officer(s) shall approve, the execution thereof to be conclusive evidence of such approval and to execute and deliver on behalf of the Corporation all other documents necessary to effectuate said transaction in conformance with these resolutions.

Date:  _____________, 199_               _______________________________________

                                         __________________, Corporate Secretary

                              EXHIBIT "D" - Page 1
                                                             Initials: _________
                                                                       _________